UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 8, 2025
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting of WEC Energy Group Inc. (“WEC Energy” or the “Company”) held on May 8, 2025, stockholders voted on the following proposals with the following results:

Proposal 1 – Election of Thirteen Directors for Terms Expiring in 2026

Nominee	Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
Warner L. Baxter	247,617,624	1,350,665	1,190,895	33,634,995
Ave M. Bie	247,286,860	1,842,404	1,029,920	33,634,995
Danny L. Cunningham	243,386,011	5,061,954	1,711,219	33,634,995
William M. Farrow III	243,724,969	5,427,481	1,006,734	33,634,995
Cristina A. Garcia-Thomas	246,516,479	2,676,591	966,114	33,634,995
Maria C. Green	245,972,153	3,160,195	1,026,836	33,634,995
Gale E. Klappa	235,100,011	14,139,959	919,214	33,634,995
Thomas K. Lane	247,177,065	1,973,866	1,008,253	33,634,995
John D. Lange	247,852,973	1,179,293	1,126,918	33,634,995
Scott J. Lauber	247,606,978	1,703,435	848,771	33,634,995
Ulice Payne, Jr.	234,616,156	14,538,596	1,004,432	33,634,995
Mary Ellen Stanek	244,504,155	4,648,158	1,006,871	33,634,995
Glen E. Tellock	247,344,497	1,811,146	1,003,541	33,634,995

Proposal 2 – Ratification of Deloitte & Touche LLP as Independent Auditors for 2025

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
269,708,010	12,913,037	1,173,132	0

Proposal 3 – Advisory Vote to Approve Compensation of the Named Executive Officers

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
231,249,610	16,963,811	1,945,763	33,634,995

Proposal 4 – Amendment to our Restated Articles of Incorporation to Eliminate Supermajority Voting Requirements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
245,033,541	3,545,120	1,580,523	33,634,995

Proposal 5 – Amendment to our Bylaws to Eliminate Supermajority Voting Requirements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
244,906,452	3,642,825	1,609,907	33,634,995

Proposal 6 – Stockholder Proposal to Support Simple Majority Vote

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
101,314,470	146,655,920	2,188,794	33,634,995

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: May 13, 2025	William J. Guc, Vice President and Controller
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